SALOMON BROTHERS SERIES FUNDS INC

SALOMON BROTHERS INSTITUTIONAL MONEY MARKET FUND

SUPPLEMENT DATED AUGUST 28, 2006

TO PROSPECTUS DATED MAY 1, 2006

This supplements the Prospectus dated May 1, 2006 and sets a termination date of close of business on October 6, 2006.

The Board of Directors of Salomon Brothers Series Funds Inc (the “Company”) has deemed that in its judgment it is advisable and in the best interests of Salomon Brothers Institutional Money Market Fund (the “Fund”) and its shareholders to terminate and wind up the Fund as soon as reasonably practicable. The termination will occur as of the close of business on October 6, 2006. Accordingly, the Board has voted to close the Fund to all new purchases and incoming exchanges except dividend reinvestment, effective as of the close of business on August 25, 2006. In addition, in preparation for the termination of the Fund, the assets of the Fund will be liquidated. This may affect the Fund’s ability to pursue its investment objective.

The prospectus is amended to remove information relating to the sale of the Fund’s shares.

At any time prior to the termination of the Fund, shareholders may redeem or exchange their shares for shares of any “institutional class” money market fund or a Salomon Brothers Institutional Investment Series open-end fund, without the imposition of a sales charge, with the proceeds from any redemption.

Shareholders with brokerage accounts choosing not to exchange their shares for the shares of another Salomon Brothers Institutional Investment Series open-end fund prior to the termination of the Fund will be credited their redemption proceeds within seven days after the Fund terminates and winds up its business. Shareholders with “direct to the Fund” accounts choosing not to exchange their shares for the shares of any “institutional class” money market fund or a Salomon Brothers Institutional Investment Series open-end fund, prior to the termination of the Fund will have a check representing their redemption proceeds mailed to them within seven days after the Fund terminates and winds up its business.

Note: “Salomon Brothers” is a service mark of Citigroup Inc., licensed for use by Legg Mason, Inc. as the name of funds and investment advisers. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup.

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